INVENTORY, NET (Tables)	12 Months Ended
Dec. 31, 2020
Inventories [Abstract]
Disclosure of current inventories

(US$ MILLIONS)	2020	2019
Raw materials and consumables	$980	$941
Fuel products (1)	648	688
Work in progress	638	674
RTFO certificates (2)	365	342
Finished goods and other (3)	1,065	845
Carrying amount of inventories	$3,696	$3,490
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(1)Fuel products are traded in active markets and are purchased with a view to resale in the near future. As a result, stocks of fuel products are recorded at fair value based on quoted market prices.
(2)$25 million of RTFO certificates are held for trading and recorded at fair value (2019: $66 million). There is no externally quoted marketplace for the valuation of RTFO certificates. In order to value these contracts, the partnership has adopted a pricing methodology combining both observable inputs based on market data and assumptions developed internally based on observable market activity.
(3)Finished goods and other are mainly composed of finished goods inventory in the infrastructure services and industrials segments.

Disclosure of inventory obsolescence provision	The amount of inventory written down was as follows:

(US$ MILLIONS)	2020	2019	2018
Inventory obsolescence provision - beginning	$33	$19	$4
Add: increase in provision	55	22	22
Deduct: inventory obsolescence write off	(34)	(8)	(7)
Impact of foreign exchange	1	—	—
Inventory obsolescence provision - ending	$55	$33	$19